UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 10, 2008

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         001-11001                                    06-0619596
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  (Commission File Number)                 (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut                06905
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   (Address of principal executive offices)               (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.
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     On March 10, 2008, Citizens  Communications Company (the "Company") entered into a credit agreement with CoBank, ACB, as administrative agent, lead arranger and a lender, and the other lenders from time to time party thereto (the "Credit Agreement") for a $135 million senior unsecured term loan facility with a final maturity of December 31, 2013 and bears interest based on the prime rate or LIBOR, at the election of the Company. Interest rate margins under the facility are subject to adjustments based on the leverage ratio of the Company, as such term is defined in the Credit Agreement.

     Upon proper notice and subject to customary conditions, funds may be drawn, in one or more advances of not less than $25 million each, on or before 60 days after the closing date of the Credit Agreement. The Company intends to use the proceeds to refinance a portion of its outstanding debt.

     The Credit Agreement contains customary representations and warranties, affirmative and negative covenants, including a restriction on the Company's ability to declare dividends if an event of default has occurred or will result therefrom, a financial covenant that requires compliance with a leverage ratio, and customary events of default. Upon proper notice and subject to certain limitations, the Company may repay the facility without premium or penalty, but subject to breakage fees on LIBOR loans, if applicable. Amounts pre-paid may not be re-borrowed.

     The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an
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             Off-Balance Sheet Arrangement of a Registrant.
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     The  information  in Item  1.01 of this  Report is  incorporated  herein by reference.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

         (d) Exhibits

             10.1 Credit  Agreement  dated as of March 10,  2008 with  CoBank,
                  ACB.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS COMMUNICATIONS COMPANY


Date:  March 10, 2008               By:  /s/ Robert J. Larson
                                       --------------------------------
                                             Robert J. Larson
                                             Senior Vice President and
                                             Chief Accounting Officer

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